Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure
Goodwill And Other Intangible Assets	Note 14 – Goodwill and other intangible assetsThere were no changes in the carrying amount of goodwill for the years ended December 31, 2020 and 2019.

At December 31, 2020 and 2019, the Corporation had $6.1 million of identifiable intangible assets with indefinite useful lives, mostly associated with the E-LOAN trademark.

The following table reflects the components of other intangible assets subject to amortization:

	Gross		Net
	Carrying	Accumulated	Carrying
(In thousands)	Amount	Amortization	Value
December 31, 2020
Core deposits	$12,810	$7,473	$5,337
Other customer relationships	26,397	15,684	10,713
Trademark	488	236	252
Total other intangible assets	$39,695	$23,393	$16,302
December 31, 2019
Core deposits	$37,224	$29,792	$7,432
Other customer relationships	42,909	28,075	14,834
Trademark	488	138	350
Total other intangible assets	$80,621	$58,005	$22,616

During the year ended December 31, 2020, $24.4 million in core deposits recognized as part of the Westernbank FDIC-assisted transaction during 2010 and $16.3 million in other customer relationships related to the purchase of the Doral Insurance Agency portfolio during 2015 became fully amortized and thus were removed from the Corporation’s intangible assets.

During the year ended December 31, 2019, the Corporation recognized $9.6 million in customer relationship intangibles in connection with the acquisition of a credit card portfolio in Puerto Rico.

During the year ended December 31, 2020, the Corporation recognized $ 6.4 million in amortization expense related to other intangible assets with definite useful lives (2019 - $ 9.4 million; 2018 - $9.3 million).

The following table presents the estimated amortization of the intangible assets with definite useful lives for each of the following periods:

(In thousands)
Year 2021	$3,575
Year 2022	2,700
Year 2023	2,659
Year 2024	2,361
Year 2025	1,172
Later years	3,835

Results of the Annual Goodwill Impairment Test

The Corporation’s goodwill and other identifiable intangible assets having an indefinite useful life are tested for impairment, at least annually and on a more frequent basis if events or circumstances indicate impairment could have taken place. Such events could include, among others, a significant adverse change in the business climate, an adverse action by a regulator, an unanticipated change in the competitive environment and a decision to change the operations or dispose of a reporting unit.

Management monitors events or changes in circumstances between annual tests to determine if these events or changes in circumstances would more likely than not reduce the fair value of its reporting units below their carrying amounts.

The Corporation performed the annual goodwill impairment evaluation for the entire organization during the third quarter of 2020 using July 31, 2020 as the annual evaluation date. The reporting units utilized for this evaluation were those that are one level below the business segments, which are the legal entities within the reportable segment. The Corporation follows push-down accounting, as such all goodwill is assigned to the reporting units when carrying out a business combination.

As discussed in Note 3, “New accounting pronouncements”, effective on January 1, 2020, the Corporation adopted ASU 2017-04, which simplifies the accounting for goodwill impairment by removing Step 2 of the two-step goodwill impairment test under the previous guidance. Accordingly, if the carrying amount of any of the reporting units exceeds its fair value, the Corporation would be required to record an impairment charge for the difference up to the amount of the goodwill.

In determining the fair value of each reporting unit, the Corporation generally uses a combination of methods, including market price multiples of comparable companies and transactions, as well as discounted cash flow analysis. Management evaluates the particular circumstances of each reporting unit in order to determine the most appropriate valuation methodology and the weights applied to each valuation methodology, as applicable. The Corporation evaluates the results obtained under each valuation methodology to identify and understand the key value drivers in order to ascertain that the results obtained are reasonable and appropriate under the circumstances. Elements considered include current market and economic conditions, developments in specific lines of business, and any particular features in the individual reporting units.

The computations require management to make estimates and assumptions. Critical assumptions that are used as part of these evaluations include:

• a selection of comparable publicly traded companies, based on nature of business, location and size;

• a selection of comparable acquisitions;

• the discount rate applied to future earnings, based on an estimate of the cost of equity;

• the potential future earnings of the reporting unit; and

• the market growth and new business assumptions.

For purposes of the market comparable companies’ approach, valuations were determined by calculating average price multiples of relevant value drivers from a group of companies that are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit. Management uses judgment in the determination of which value drivers are considered more appropriate for each reporting unit. Comparable companies’ price multiples represent minority-based multiples and thus, a control premium adjustment is added to the comparable companies’ market multiples applied to the reporting unit’s value drivers. For purposes of the market comparable transactions’ approach, valuations had been previously determined by the Corporation by calculating average price multiples of relevant value drivers from a group of transactions for which the target companies are comparable to the reporting unit being analyzed and applying those price multiples to the value drivers of the reporting unit. For the July 31, 2020 annual goodwill impairment test, and after considering the effects of COVID-19 in the M&A market and uncertainties regarding the comparability and reliability of those few transactions completed, management decided to give zero weight to the market comparable transactions approach.

For purposes of the discounted cash flows (“DCF”) approach, the valuation is based on estimated future cash flows. The financial projections used in the DCF valuation analysis for each reporting unit are based on the most recent (as of the valuation date) financial projections presented to the Corporation’s Asset / Liability Management Committee (“ALCO”). The growth assumptions included in these projections are based on management’s expectations for each reporting unit’s financial prospects considering economic and industry conditions as well as particular plans of each entity (i.e. restructuring plans, de-leveraging, etc.). The cost of equity used to discount the cash flows was calculated using the Ibbotson Build-Up Method and ranged from 10.72% to15.13 % for the 2020 analysis. The Ibbotson Build-Up Method builds up a cost of equity starting with the rate of return of a “risk-free” asset (20-year U.S. Treasury note) and adds to it additional risk elements such as equity risk premium, size premium, industry risk premium, and a specific geographic risk premium (as applicable). The resulting discount rates were analyzed in terms of reasonability given the current market conditions.

No impairment was recognized by the Corporation from the annual test as of July 31, 2020. The results of the BPPR annual goodwill impairment test as of July 31, 2020 indicated that the average estimated fair value using the DCF and market comparable companies methodologies exceeded BPPR’s equity value by approximately $282 million or 9% compared to $1.2 billion or 37%, for the annual goodwill impairment test completed as of July 31, 2019. PB’s annual goodwill impairment test results as of such dates indicated that the average estimated fair value using the DCF and market comparable companies methodologies exceeded PB’s equity value by approximately $215 million or 13%, compared to $338 million or 21%, for the annual goodwill impairment test completed as of July 31, 2019. The goodwill balance of BPPR and PB, as legal entities, represented approximately 91% of the Corporation’s total goodwill balance as of the July 31, 2020 valuation date.

Furthermore, as part of the analyses, management performed a reconciliation of the aggregate fair values determined for the reporting units to the market capitalization of the Corporation concluding that the fair value results determined for the reporting units in the July 31, 2020 annual assessment were reasonable.

The goodwill impairment evaluation process requires the Corporation to make estimates and assumptions with regard to the fair value of the reporting units. Actual values may differ significantly from these estimates. Such differences could result in future impairment of goodwill that would, in turn, negatively impact the Corporation’s results of operations and the reporting units where the goodwill is recorded. Declines in the Corporation’s market capitalization and adverse economic conditions sustained over a longer period of time negatively affecting forecasted cash flows could increase the risk of goodwill impairment in the future.

The extent to which the COVID-19 pandemic further impacts our business, results of operations and financial condition, as well as the operations of our clients, customers, service providers and suppliers, will depend on future developments, which are highly uncertain and is difficult to predict, including the scope and duration of the pandemic and actions taken by governmental authorities and other third parties in response thereto. A further decline in the Corporation’s stock price related to global and/or regional macroeconomic conditions, the continued weakness in the Puerto Rico economy and fiscal situation, reduced future earnings estimates, additional expenses and higher credit losses, and the continuance of the current interest rate environment could, individually or in the aggregate, have a material impact on the determination of the fair value of our reporting units, which could in turn result in an impairment of goodwill in the future. An impairment of goodwill would result in a non-cash expense, net of tax impact. A charge to earnings related to a goodwill impairment would not impact regulatory capital calculations.

The following tables present the gross amount of goodwill and accumulated impairment losses by reportable segments.

December 31, 2020
	Balance at		Balance at
	December 31,	Accumulated	December 31,
	2020	impairment	2020
(In thousands)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$324,049	$3,801	$320,248
Popular U.S.	515,285	164,411	350,874
Total Popular, Inc.	$839,334	$168,212	$671,122
December 31, 2019
	Balance at		Balance at
	December 31,	Accumulated	December 31,
	2019	impairment	2019
(In thousands)	(gross amounts)	losses	(net amounts)
Banco Popular de Puerto Rico	$324,049	$3,801	$320,248
Popular U.S.	515,285	164,411	350,874
Total Popular, Inc.	$839,334	$168,212	$671,122